                                AMENDMENT NO. 1
                                       TO
                           BONTANG III LOAN AGREEMENT


                 AMENDMENT No. 1 dated as of July 1, 1995 among

                 (i) Continental Bank International, not in its individual capacity but solely as Trustee under the Bontang III Trustee and Paying Agent Agreement among it and Perusahaan Pertambangan Minyak dan Gas Bumi Negara, Virginia International Company, Virginia Indonesia Company, Lasmo Sanga Sanga Limited, Union Texas East Kalimantan Limited, Opicoil Houston, Inc., Universe Gas & Oil Company, Inc., Total Indonesie, Unocal Indonesia Company and Indonesia Petroleum, Ltd. (or their predecessors in interest), dated as of February 9, 1988; and

                 (ii)     TRAIN-E FINANCE CO., LTD., as Tranche A Lender; and

                 (iii) THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY, as Agent on behalf of the Majority Tranche B Lenders.

                             W I T N E S S E T H :

                 WHEREAS, the parties hereto are parties to the Bontang III Loan Agreement dated as of February 9, 1988 (the "Bontang III Loan Agreement"); and

                 WHEREAS, the parties hereto have determined that the Bontang III Loan Agreement should be amended as provided herein.

                 NOW, THEREFORE, the parties hereto agree as follows:

                 1. The definition of "Future Long Term Sales Contracts" in Section 1 of the Bontang III Loan Agreement is hereby amended so as to read in its entirety as follows:

                 " "Future Long Term Sales Contracts" means, with respect to any First Contingent Support Period referred to in clauses (ii), (iii) and (iv) of the definition thereof, all Long Term Sales Contracts in




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effect and with respect to which payment or performance or both are not yet completed (and any proceeds of which have not been deposited in the relevant Contingent Support Account under the Bontang Excess Sales Trust Agreement) at the time of commencement of such First Contingent Support Period, other than
(i) Special Long Term Sales Contracts, (ii) the Memorandum of Agreement between Pertamina and Chinese Petroleum Corporation for the Sale and Purchase of LNG during 1998 and 1999, dated and effective as of December 6, 1994, as amended or modified from time to time, and (iii) the Memorandum of Agreement by and between Pertamina and Korea Gas Corporation for Purchase and Sale of LNG during 1995-1999, dated September 30th, 1994, as amended or modified from time to time, provided, that such Memorandum of Agreement shall constitute a Future Long Term Sales Contract and a Contingent Support Agreement solely with respect to cargoes delivered thereunder through and including December 31, 1997";

                 2.       The definition of "1973 LNG Sales Contract" in
Section 1 of the Bontang III Loan Agreement is hereby amended so as to read in its entirety as follows:

                          " "1973 LNG Sales Contract" means the LNG Sales
Contract, dated as of December 3, 1973, between Pertamina and The Chubu Electric Power Co., Inc., The Kansai Electric Power Co., Inc., Kyushu Electric Power Co., Inc., Nippon Steel Corporation and Osaka Gas Company, Ltd. as heretofore and hereafter amended, including any extension of renewal thereof, as supplemented by the Memorandum of Agreement between Pertamina and The Chubu Electric Power Co., Inc., The Kansai Electric Power Co., Inc. and Kyushu Electric Power Co., Inc., dated as of January 1, 1983, as heretofore and hereafter amended, including any extension or renewal thereof; provided that the term "1973 LNG Sales Contract" shall exclude any amendments, extensions or renewals thereof with respect to the period on or after January 1, 2000 and on and after such date the 1973 LNG Sales Contract will no longer constitute a Contingent Support Agreement."

                 3. Except as amended hereby, the Bontang III Loan Agreement remains unchanged and in full force and effect.

                 4. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts





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together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date hereof.

                                         The Trustee

                                         CONTINENTAL BANK INTERNATIONAL,
                                           as Trustee aforesaid



                                         By:    /s/ VINCENT CHORNEY
                                            ------------------------------------
                                                Name:      Vincent Chorney
                                                Title:     Attorney-in-Fact


                                         The Lenders

                                         TRAIN-E FINANCE CO., LTD.



                                         By:    /s/ KANJI SEKIMOTO
                                            ------------------------------------
                                                Name:      Kanji Sekimoto
                                                Title:     Senior Managing
                                                           Director



                                         THE INDUSTRIAL BANK OF JAPAN TRUST
                                           COMPANY, as Agent on Behalf of the
                                           Majority Tranche B Lenders



                                         By:    /s/ KENICHIRO MURATA
                                            ------------------------------------
                                                Name:      Kenichiro Murata
                                                Title:     Attornery-in-fact





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